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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-93553, 333-58229, 333-42192, 333-39026, and 333-38535 of Hall Kinion &
Associates, Inc. and subsidiaries on Form S-8 of our reports dated February 2, 2001, appearing in this Annual Report on Form 10-K of Hall, Kinion & Associates, Inc. and subsidiaries for the year ended December 31, 2000.





Deloitte & Touche, LLP
San Jose, California
March 23, 2001